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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510



                        SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT
                           SERIES -- CLASS X SHARES
                            DATED NOVEMBER 3, 2000


     The paragraph pertaining to the Quality Income Plus Portfolio of the Fund in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:


   QUALITY INCOME PLUS PORTFOLIO -- Angelo Manioudakis and Charles Moon have been the Portfolio's primary portfolio managers since February 2001. Mr. Manioudakis is a Principal of the Investment Manager and Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager, and has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).



February 12, 2001                                                     40111-04